SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on April 27, 2021.

WELLS FARGO & COMPANY

WELLS FARGO & COMPANY

C/O EQ SHAREOWNER SERVICES

P.O. BOX 64945

ST. PAUL, MN 55164-0945

Meeting Information
Meeting Type: Annual
For holders as of: February 26, 2021
Date: April 27, 2021 Time: 10:00 a.m., Eastern Daylight Time
Location: www.virtualshareholdermeeting.com/WFC2021

 In the interest of the health and safety of our shareholders, employees, and communities and in light of the ongoing COVID-19 pandemic, our Board of Directors determined that the annual meeting will be held in a virtual-only format. To attend the meeting, be sure to have the information that is printed in the box marked by the arrow

You are receiving this communication because you hold shares in the company named above.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
2021 NOTICE AND PROXY STATEMENT 2020 ANNUAL REPORT
How to View Online or Mobile Device:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/WFC2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the listed in Item 1:

1.	Election of Directors

Nominees:

	1a)	Steven D. Black

	1b)	Mark A. Chancy

	1c)	Celeste A. Clark

	1d)	Theodore F. Craver, Jr.

	1e)	Wayne M. Hewett

	1f)	Maria R. Morris

	1g)	Charles H. Noski

	1h)	Richard B. Payne, Jr.

	1i)	Juan A. Pujadas

	1j)	Ronald L. Sargent

	1k)	Charles W. Scharf

	1l)	Suzanne M. Vautrinot

The Board of Directors recommends you vote FOR Items 2 and 3:

2.	Advisory resolution to approve executive compensation.

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

The Board of Directors recommends you vote AGAINST Items 4 through 7:

4.	Shareholder Proposal – Make Shareholder Proxy Access More Accessible.

5.	Shareholder Proposal – Amend Certificate of Incorporation to Become a Delaware Public Benefit Corporation.

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.

7.	Shareholder Proposal – Conduct a Racial Equity Audit
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on April 27, 2021.

WELLS FARGO & COMPANY

WELLS FARGO & COMPANY 401(K) PLAN PROXY CARD

RETURN MAIL PURPOSES ONLY

N9777-113 PROXY-CD

P.O. BOX 5191

SIOUX FALLS, SD 57117-5191

Meeting Information
Meeting Type: Annual
For holders as of: February 26, 2021
Date: April 27, 2021 Time: 10:00 a.m., Eastern Daylight Time
Location: www.virtualshareholdermeeting.com/WFC2021

 In the interest of the health and safety of our shareholders, employees, and communities and in light of the ongoing COVID-19 pandemic, our Board of Directors determined that the annual meeting will be held in a virtual-only format. To attend the meeting, be sure to have the information that is printed in the box marked by the arrow

You are receiving this communication because you participate in the (1) Wells Fargo & Company 401(k) Plan and/or (2) Wells Fargo & Company Stock Purchase Plan or any combination of these plans and hold shares in the company named above. As a participant, you have the right to instruct the trustee and/or custodian of the plans how to vote your shares.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
2021 NOTICE AND PROXY STATEMENT 2020 ANNUAL REPORT
How to View Online or Mobile Device:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote Before the Meeting By Internet or Mobile Device: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form/proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the listed in Item 1:

1.	Election of Directors

Nominees:

	1a)	Steven D. Black

	1b)	Mark A. Chancy

	1c)	Celeste A. Clark

	1d)	Theodore F. Craver, Jr.

	1e)	Wayne M. Hewett

	1f)	Maria R. Morris

	1g)	Charles H. Noski

	1h)	Richard B. Payne, Jr.

	1i)	Juan A. Pujadas

	1j)	Ronald L. Sargent

	1k)	Charles W. Scharf

	1l)	Suzanne M. Vautrinot

The Board of Directors recommends you vote FOR Items 2 and 3:

2.	Advisory resolution to approve executive compensation.

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

The Board of Directors recommends you vote AGAINST Items 4 through 7:

4.	Shareholder Proposal – Make Shareholder Proxy Access More Accessible.

5.	Shareholder Proposal – Amend Certificate of Incorporation to Become a Delaware Public Benefit Corporation.

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.

7.	Shareholder Proposal – Conduct a Racial Equity Audit
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.